UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2010

HELIOS ADVANTAGE INCOME FUND, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32339	77-0650061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three World Financial Center 200 Vesey Street, 10th Floor New York, New York		10281-1010
(Address of principal executive offices)		(Zip Code)

(800) 497-3746

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On June 3, 2010, Helios Advantage Income Fund, Inc. (the “Fund”) issued a press release announcing that its audited financial statements for the fiscal year ended March 31, 2010 have been filed as an exhibit to a Current Report on Form 8-K. Copies of the Fund’s audited financial statements for the fiscal year ended March 31, 2010 and the press release are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference solely for purposes of this Item 2.02 disclosure.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, are being furnished and shall not be deemed “filed” for purposes of (i) Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section; or (ii) the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder. The information in Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, the Exchange Act, or the 1940 Act, regardless of any incorporation by reference language in any such filing.

Item 4.02	Non-Reliance on Previously Issued Financial Statement or a Related Audit Report or Completed Interim Review.

On June 1, 2010, the Fund filed a Current Report on Form 8-K (the “Original 8-K”) pursuant to Item 4.02 of Form 8-K. The Fund provided PricewaterhouseCoopers LLP (“PwC”) and BBD, LLP (“BBD”), each an independent registered public accounting firm, with a copy of the Original 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested that PwC and BBD each furnish the Fund with a letter addressed to the Commission stating whether or not it agreed with the statements contained in the Original 8-K. On or about June 2, 2010, the Fund received letters addressed to the Commission from PwC and BBD in response to the Fund’s request, which are filed as Exhibits 7.1 and 7.2, respectively, to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

7.1	Letter from PricewaterhouseCoopers LLP, independent registered public accounting firm, addressed to the Securities and Exchange Commission, dated June 2, 2010.

7.2	Letter from BBD, LLP, independent registered public accounting firm, addressed to the Securities and Exchange Commission, dated May 28, 2010.

99.1	Audited financial statements for the fiscal year ended March 31, 2010.

99.2	Press release, dated June 3, 2010, entitled “Helios Advantage Income Fund, Helios High Income Fund, Helios Multi-Sector High Income Fund and Helios Strategic Income Fund Release Fiscal 2010 Financials and June 2010 Dividends.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS ADVANTAGE INCOME FUND, INC.

By:	/S/ STEVEN M. PIRES
Steven M. Pires
Treasurer

Date: June 3, 2010